QuickLinks -- Click here to rapidly navigate through this document

Exhibit 24.1

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the "Corporation"), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock, hereby constitutes and appoints David R. DeVeau and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 27th day of August, 2014.

/s/ ANTHONY W. HALL, JR. Anthony W. Hall, Jr.

 POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the "Corporation"), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock, hereby constitutes and appoints David R. DeVeau and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 27th day of August, 2014.

/s/ STEVEN J. KEAN Steven J. Kean

 POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the "Corporation"), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock, hereby constitutes and appoints David R. DeVeau and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 27th day of August, 2014.

/s/ DEBORAH A. MACDONALD Deborah A. Macdonald

 POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the "Corporation"), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock, hereby constitutes and appoints David R. DeVeau and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 27th day of August, 2014.

/s/ MICHAEL J. MILLER Michael J. Miller

 POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the "Corporation"), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock, hereby constitutes and appoints David R. DeVeau and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 27th day of August, 2014.

/s/ MICHAEL C. MORGAN Michael C. Morgan

 POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the "Corporation"), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock, hereby constitutes and appoints David R. DeVeau and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 27th day of August, 2014.

/s/ FAYEZ SAROFIM Fayez Sarofim

 POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the "Corporation"), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock, hereby constitutes and appoints David R. DeVeau and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 27th day of August, 2014.

/s/ C. PARK SHAPER C. Park Shaper

 POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the "Corporation"), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock, hereby constitutes and appoints David R. DeVeau and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 27th day of August, 2014.

/s/ JOEL V. STAFF Joel V. Staff

 POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the "Corporation"), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock, hereby constitutes and appoints David R. DeVeau and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 27th day of August, 2014.

/s/ JOHN STOKES John Stokes

 POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the "Corporation"), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock, hereby constitutes and appoints David R. DeVeau and Kimberly A. Dang, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 27th day of August, 2014.

/s/ ROBERT F. VAGT Robert F. Vagt

QuickLinks

  Exhibit 24.1
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY